--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

January 29, 1999

To Our Shareholders:

     We are pleased to submit to you our annual report for Cohen & Steers Total Return Realty Fund, Inc. for the quarter and year ended December 31, 1998. The net asset value per share at that date was $12.35. During the quarter, three $0.08 per share monthly dividends were declared and paid. In addition, a distribution of $2.01 per share ($0.21 per share ordinary income plus a $1.80 per share capital gain distribution) was declared for shareholders of record on December 31 and paid on January 15, 1999.

1998 REVIEW

     The equity income strategy delivered very strong results on a relative basis in 1998. For the year, Cohen & Steers Total Return Realty Fund's - 14.2% total return (based on change in net asset value plus income) compared favorably to the NAREIT Equity REIT Index total return of - 17.5%

     Without a doubt, 1998 was the most challenging year ever for REIT investors. The bear market that gripped the industry, in the face of seemingly strong fundamentals, surprised most with the speed and severity of losses that were sustained. In a year filled with ironies, the overall investment environment in 1998 was nothing less than ideal: strong economic growth with low inflation and declining interest rates precipitated a record-shattering continuation of strong stock market performance. It was also a year in which real estate fundamentals remained strong, and the public market discipline was effective in reigning in any potential speculative excesses in the property markets. We suspect that if one could have accurately predicted this set of circumstances at the beginning of the year, one would have assumed that REITs would produce outstanding investment returns. On the contrary, REITs recorded their worst year of investment performance in over 20 years, with every property sector showing a price decline.

     At the company level, REIT financial performance in 1998 was exceptionally good on both an absolute and relative basis. Earnings growth averaged 13%, more than double the 5.2 % rate of earnings growth of the S&P 500 Index, and throughout the year most companies consistently reported better-than-expected results. Further, we estimate that dividend growth in the REIT industry was a healthy 8%, implying a decline in payout ratios, thereby ensuring the stability and safety of those dividends. Ignoring these positive developments, investors instead chose to focus on some actual and potentially negative real estate industry trends. These included the state of equilibrium of most major property markets, potential future slowing growth of REIT earnings, competition from private real estate investors, and the increasing industry-wide use of leverage, among others.

     Perhaps most importantly, investors in 1998 became concerned about persistent deflationary pressures and their long-term impact on rents and property values. It is no coincidence, in our opinion, that in addition to REITs, 1998's worst performing investments included other potential victims of deflation such as most commodities, precious and non-precious metals, and just about anything that is energy-related. In a low inflation (or deflationary) and low interest rate environment, investors often pay the highest price for longer-term

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
investments, such as high grade long-term bonds or high growth stocks; technology, communications or internet companies, for example. If deflation is expected to persist for a long period, investors typically demand a higher current return in order to offset the risk of a potential long-term decline in asset values. The net result was that equity REIT dividend yields rose from 5.5% at the beginning of the year to a 5-year high of 7.5% by year end.

     The downward spiral of REIT share prices further disadvantaged many companies. Sentiment became so negative that for the first time in many years REITs became unable to access the equity capital markets. In response, many companies began to increase their use of debt financing or off-balance sheet leverage through joint ventures. This too is a strategy whose success is threatened by future deflation. By late summer, however, the collapse of the commercial mortgage backed securities market put a major crimp in the flow of debt financing. As capital raising ground to a halt, most companies scaled back their acquisition programs, causing most analysts to reduce estimates of earnings growth in 1999 and beyond. More importantly, the withdrawal of capital from the real estate market began to exert extreme pressure on property values, with many estimating approximately a 10-15% drop in prices from earlier peaks. In some sectors, such as hotels, the price decline was far worse. Once again, the public market's influence dominated the functioning of real estate markets.

     The reduction in interest rates by the Federal Reserve in the fall cushioned the decline of REIT share prices, but had a much more beneficial effect on the broader financial markets. The fourth quarter decline in REIT share prices compared to a 21.3% total return of the S&P 500 Index. Nonetheless, as liquidity returned to real estate markets and fears of a global economic slowdown abated, property values began to stabilize as did REIT share prices, albeit at depressed levels.

INVESTMENT OUTLOOK

     We begin the New Year in an investment environment that is almost identical to that which prevailed through most of last year; continued strong economic growth, low inflation and interest rates and a strong stock market. If the environment is no different from 1998, one must question what will alter the outlook for REIT investing in 1999.

     What is different for REITs is that their prices are 22% lower and their earnings are 13% higher than a year ago. This compares to the S&P 500 Index whose price is 27% higher and whose earnings are up only 5%. Further, whereas one year ago REITs, on average, were trading at more than a 20% premium to their net asset values (NAVs) they are now trading below their NAVs. As a result, on both a relative and absolute basis, REITs are just about as cheap as they have ever been. It therefore appears to us that the concerns that weighed on investors through most of 1998 should be adequately factored in REIT share prices.

     We do not believe, however, that a new bull market in REIT shares is about to begin. Rather, we expect most real estate markets to remain in equilibrium, whereby the supply and demand for space is about equal. Based upon the experience of last year, the near instantaneous reaction of the financial markets to any actual or perceived imbalances will likely serve to maintain this equilibrium condition. The swiftness with which the real

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
estate markets have moved is primarily the result of the domination of public securities markets for debt and equity financing of real estate. This is enhanced by the rapid flow of property-level and regional market information. These are perhaps the most important by-products of securitization.

     While a persistent equilibrium condition is a consequence of public market discipline and is generally very positive for the industry, it does pose a number of challenges. It represents a vast increase in the efficiency of the market and thereby a narrowing and reduction of profit opportunities, both in the direct property markets as well as in REIT investing. Thus it is our belief that future returns from REITs will be consistent with this less cyclical, steady fundamental environment. A reversion to a low to mid teens type of return, on average, should result from the current 7.5% dividend yield and a single digit long-term growth rate. This environment should foster the continued consolidation of the real estate industry, resulting in the creation of ever-larger companies. These companies too may begin to produce 'index-like' returns due to the increasing size and scope of their property holdings. Some have suggested that the real estate industry is quickly taking on many of the characteristics of the utility industry, both from an operational and investment return standpoint.

     Just as 1998 was a challenging year for investors, 1999 will be an even more challenging year for REIT managements. Their biggest challenge will be to make the transition to both an opportunity and a capital constrained environment. In essence, the stock market has already anticipated this by virtue of the severe industry-wide contraction in P/E multiples. Not all companies will make this transition successfully, and for those that cannot adopt strategies that promote long-term earnings growth and value creation, further multiple erosion is possible and NAV per share (or some discount from it) will become an effective ceiling on their stock prices. For those that do succeed, a restoration of prior stock market valuations may result.

     Another major challenge relates to management compensation in an equilibrium environment. Over the past two years, there has been an escalation in compensation programs that are heavily oriented to share price performance, and for many companies the number of options granted was the maximum authorized by shareholders. As a result of the bear market, these options have little or no near-term value, and the company may have no additional options to grant. The longer-term issue that affects nearly all companies relates to these incentive compensation plans in an industry which now enjoys slow growth and therefore lower potential stock price appreciation. The requirement that REITs pay out their income as dividends, of course, further lessens the long-term appreciation potential of REIT shares. This will require REITs to be more judicious in rewarding future stock options and to adopt compensation plans that reward management primarily on per-share profit performance.

     Perhaps the biggest challenge facing the REIT industry as a whole is to restore the confidence of investors. REIT shareholders had become accustomed to a nearly ideal investment climate after seven consecutive years of excellent profit growth and stock market returns, irrespective of financial market or economic conditions. This was clearly a reflection of the long recovery that had been underway in the real estate market, until early 1998. Nevertheless, the price decline of REITs during periods of both stock market strength and weakness during the year has shaken the confidence of REIT investors. Many had expected low volatility in addition to defensive investment

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
characteristics during any market downturn. The fact that neither of these was evident in 1998 has confused many investors with respect to the true investment characteristics of REITs.

     Our belief is that the behavior of REITs is best explained by the real estate cycle, which often does not correlate well to either the stock market or the economy. This was clearly the case in 1998 as the REIT market adjusted to the transition from the growth to the equilibrium phase of the real estate cycle. With the real estate industry now stabilized and as continued growth in earnings and dividends are demonstrated by REITs, investors seeking diversification should return to the group, especially if, as is likely, this growth is superior to that of companies in most other sectors of the economy. Because of the continued growth of the economy and the health of most property markets, we concur with Wall Street estimates of earnings growth for the industry in the 9% range for 1999, with similar results preliminarily estimated for 2000.

     Our task as your portfolio manager is to identify those companies that can effectively meet the challenges we have outlined. We believe that we have accomplished this in 1998, as evidenced by our strong relative returns in the fourth quarter and since the account's inception. Looking forward we believe that from the current valuation level, REITs, on average, do not have a great deal of risk. Further, if we are correct in our assessment of the managements of the companies we hold, our portfolio should enjoy excellent investment returns.

Sincerely,

                        MARTIN COHEN                       ROBERT H. STEERS
                        MARTIN COHEN                       ROBERT H. STEERS
                        President                          Chairman

Cohen & Steers is now online at WWW.COHENANDSTEERS.COM. Visit our website for daily NAVs, portfolio information, performance information, recent news articles, literature and insights on the REIT market.

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                 COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998

                                                                                 NUMBER            VALUE
                                                                               OF SHARES          (NOTE 1)
                                                                               ----------       ------------
EQUITIES                                                        107.23%
   COMMON STOCK                                                  84.68%
      APARTMENT/RESIDENTIAL                                       7.81%
            Apartment Investment & Management Co. -- Class A.............          92,500       $  3,439,844
            Charles E. Smith Residential Realty..........................          28,300            909,137
            Summit Properties............................................         161,800          2,791,050
                                                                                                ------------
                                                                                                   7,140,031
                                                                                                ------------
      DIVERSIFIED                                                 5.27%
            Anthracite Capital...........................................         186,700          1,458,594
            Pacific Gulf Properties......................................         167,300          3,356,456
                                                                                                ------------
                                                                                                   4,815,050
                                                                                                ------------
      HEALTH CARE                                                18.01%
            American Health Properties...................................         114,800          2,367,750
            ElderTrust...................................................         142,300          1,636,450
            Health Care Property Investors...............................         103,700          3,188,775
            Healthcare Realty Trust......................................         111,800          2,494,538
            Nationwide Health Properties.................................         129,700          2,796,656
            Omega Healthcare Investors...................................         131,800          3,978,712
                                                                                                ------------
                                                                                                  16,462,881
                                                                                                ------------
      HOTEL                                                       2.18%
            Innkeepers USA...............................................         168,400          1,989,225
                                                                                                ------------
      INDUSTRIAL                                                  3.83%
            First Industrial Realty Trust................................         130,600          3,501,713
                                                                                                ------------
      OFFICE                                                     20.39%
            Arden Realty Group...........................................         148,500          3,443,344
            Brandywine Realty Trust......................................         100,000          1,787,500
            CarrAmerica Realty Corp......................................          46,100          1,106,400
            Crescent Real Estate Equities Co. ...........................         167,300          3,847,900
            Highwoods Properties.........................................         139,700          3,597,275
            Mack-Cali Realty Corp. ......................................         116,300          3,590,763
            SL Green Realty Corp. .......................................          32,000            692,000
            Tower Realty Trust...........................................          28,000            563,500
                                                                                                ------------
                                                                                                  18,628,682
                                                                                                ------------

                See accompanying notes to financial statements.
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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1998

                                                                                 NUMBER            VALUE
                                                                               OF SHARES          (NOTE 1)
                                                                               ----------       ------------
      OFFICE/INDUSTRIAL                                           3.37%
            Liberty Property Trust.......................................          47,300       $  1,164,762
            Prime Group Realty Trust.....................................         126,300          1,910,288
                                                                                                ------------
                                                                                                   3,075,050
                                                                                                ------------
      SHOPPING CENTER                                            21.56%
         COMMUNITY CENTER                                         5.76%
            JDN Realty Corp. ............................................          22,200            478,688
            Pan Pacific Retail Properties................................         106,000          2,113,375
            Pennsylvania REIT............................................         104,700          2,035,106
            Saul Centers.................................................          41,200            638,600
                                                                                                ------------
                                                                                                   5,265,769
                                                                                                ------------
         FACTORY OUTLET CENTER                                    4.59%
            Prime Retail.................................................         294,978          2,894,472
            Tanger Factory Outlet Centers................................          61,500          1,303,031
                                                                                                ------------
                                                                                                   4,197,503
                                                                                                ------------
         REGIONAL MALL                                           11.21%
            CBL & Associates Properties..................................          57,700          1,489,381
            JP Realty....................................................         133,700          2,623,862
            Macerich Co..................................................          81,500          2,088,438
            Simon Property Group.........................................          72,000          2,052,000
            The Mills Corp. .............................................         100,100          1,989,487
                                                                                                ------------
                                                                                                  10,243,168
                                                                                                ------------
            TOTAL SHOPPING CENTER........................................                         19,706,440
                                                                                                ------------
      SPECIALTY                                                   2.26%
            Entertainment Properties Trust...............................         121,400          2,063,800
                                                                                                ------------
            TOTAL COMMON STOCK (Identified cost -- $83,043,561)..........                         77,382,872
                                                                                                ------------

                See accompanying notes to financial statements.
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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1998

                                                                                 NUMBER            VALUE
                                                                               OF SHARES          (NOTE 1)
                                                                               ----------       ------------

PREFERRED STOCK                                                  22.55%
            Apartment Investment & Management Co., 9.375%,
               Series G .................................................         125,100       $  2,760,019
            Camden Property Trust, $2.25, Series A (Convertible).........         210,200          4,979,113
            SL Green Realty Corp., 8.00%, Series A (Convertible).........         114,200          2,655,150
            Reckson Associates Realty, 7.625%, Series A (Convertible)....         154,000          3,253,250
            Bradley Real Estate, 8.40%, Series A (Convertible)...........          40,026            945,614
            Prime Retail, 8.50%, Series B (Convertible)..................          94,800          1,576,050
            Crown American Realty Trust, 11.00%, Series A................          44,300          2,165,162
            General Growth Properties, 7.25%, Series A (Redeemable)......          88,400          2,276,300
                                                                                                ------------
            TOTAL PREFERRED STOCK (Identified cost -- $21,814,171).......                         20,610,658
                                                                                                ------------
            TOTAL EQUITIES (Identified cost -- $104,857,732).............                         97,993,530
                                                                                                ------------
                                                                               PRINCIPAL
                                                                                 AMOUNT
                                                                               ----------
COMMERCIAL PAPER                                                  8.18%
            General Electric Co., 4.70%, 1/4/99
               (Identified cost -- $7,477,060)...........................      $7,477,000          7,477,000
                                                                                                ------------
TOTAL INVESTMENTS (Identified cost -- $112,334,792) ........... 115.41%                          105,470,530
LIABILITIES IN EXCESS OF OTHER ASSETS ......................... (15.41%)                         (14,084,262)
                                                                -------                         ------------
NET ASSETS (Equivalent to $12.35 per share based on 7,399,100 shares of
   capital stock outstanding) ................................. 100.00%                         $ 91,386,268
                                                                -------                         ------------
                                                                -------                         ------------

                See accompanying notes to financial statements.
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                                       7
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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998

ASSETS:
      Investments in securities, at value (Identified cost -- $112,334,792) (Note 1)...............  $105,470,530
      Cash.........................................................................................           561
      Dividends and interest receivable............................................................       843,721
      Receivable for investment securities sold....................................................       202,257
      Other assets.................................................................................         1,272
                                                                                                     ------------
            Total Assets...........................................................................   106,518,341
                                                                                                     ------------
LIABILITIES:
      Payable for dividends declared...............................................................    14,953,730
      Payable to investment advisor................................................................        60,873
      Payable to administrator.....................................................................        13,044
      Other liabilities............................................................................       104,426
                                                                                                     ------------
            Total Liabilities......................................................................    15,132,073
                                                                                                     ------------
NET ASSETS applicable to 7,399,100 shares of $0.001 par value common stock outstanding (Note 4)....  $ 91,386,268
                                                                                                     ------------
                                                                                                     ------------
NET ASSET VALUE PER SHARE:
   ($91,386,268 [div] 7,399,100 shares outstanding)................................................  $      12.35
                                                                                                     ------------
                                                                                                     ------------
MARKET PRICE PER SHARE.............................................................................  $      12.81
                                                                                                     ------------
                                                                                                     ------------
MARKET PRICE PREMIUM TO NET ASSET VALUE PER SHARE..................................................          3.74%
                                                                                                     ------------
                                                                                                     ------------
NET ASSETS consist of:
      Paid-in capital (Notes 1 and 4)..............................................................  $ 96,061,507
      Accumulated net realized gain on investments sold............................................     2,189,023
      Net unrealized depreciation on investments...................................................    (6,864,262)
                                                                                                     ------------
                                                                                                     $ 91,386,268
                                                                                                     ------------
                                                                                                     ------------

                See accompanying notes to financial statements.
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                                       8
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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

Investment Income (Note 1):
      Dividend income..............................................................................  $  9,839,776
      Interest income..............................................................................       163,655
                                                                                                     ------------
            Total Income...........................................................................    10,003,431
                                                                                                     ------------
Expenses:
      Investment advisory fees (Note 2)............................................................       825,545
      Administration fees (Note 2).................................................................       176,845
      Transfer agent fees..........................................................................        66,060
      Professional fees............................................................................        55,947
      Custodian fees and expenses..................................................................        71,429
      Reports to shareholders......................................................................        52,413
      Directors' fees and expenses (Note 2)........................................................        31,499
      Interest expense (Notes 1 and 6).............................................................        16,974
      Registration and filing fees.................................................................        16,170
      Amortization of organization expenses (Note 1)...............................................         9,431
      Insurance....................................................................................         5,339
      Miscellaneous................................................................................        11,255
                                                                                                     ------------
            Total Expenses.........................................................................     1,338,907
            Reduction of Expenses (Note 7).........................................................       (17,383)
                                                                                                     ------------
            Net Expenses...........................................................................     1,321,524
                                                                                                     ------------
Net Investment Income..............................................................................     8,681,907
                                                                                                     ------------
Net Realized and Unrealized Gain/(Loss) on Investments:
      Net realized gain on investments.............................................................     9,196,571
      Net change in unrealized appreciation/(depreciation) on investments..........................   (34,059,788)
                                                                                                     ------------
            Net realized and unrealized loss on investments........................................   (24,863,217)
                                                                                                     ------------
Net Decrease in Net Assets Resulting from Operations...............................................  $(16,181,310)
                                                                                                     ------------
                                                                                                     ------------

                See accompanying notes to financial statements.
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                                       9
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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                         FOR THE              FOR THE
                                                                        YEAR ENDED          YEAR ENDED
                                                                    DECEMBER 31, 1998    DECEMBER 31, 1997
                                                                    ------------------   -----------------

Change in Net Assets:
      From Operations:
            Net investment income.................................     $  8,681,907        $   8,109,310
            Net realized gain on investments......................        9,196,571           13,726,253
            Net change in unrealized appreciation/(depreciation)
               on investments.....................................      (34,059,788)           3,923,679
                                                                    ------------------   -----------------
                  Net increase/(decrease) in net assets resulting
                     from operations..............................      (16,181,310)          25,759,242
                                                                    ------------------   -----------------
      Dividends and Distributions to shareholders from (Note 1):
            Net investment income.................................       (5,466,924)          (7,695,064)
            Net realized gain on investments......................      (15,192,513)         (13,318,139)
            Tax return of capital.................................       (1,325,146)                  --
                                                                    ------------------   -----------------
                  Total dividends and distributions to
                     shareholders.................................      (21,984,583)         (21,013,203)
                                                                    ------------------   -----------------
                  Total increase/(decrease) in net assets.........      (38,165,893)           4,746,039
      Net Assets:
            Beginning of year.....................................      129,552,161          124,806,122
                                                                    ------------------   -----------------
            End of year...........................................     $ 91,386,268        $ 129,552,161
                                                                    ------------------   -----------------
                                                                    ------------------   -----------------

                See accompanying notes to financial statements.
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                                       10
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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
                              FINANCIAL HIGHLIGHTS

     The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. It should be read in conjunction with the Financial Statements and notes thereto.

                                                                        FOR THE YEAR ENDED DECEMBER 31,
                                                             -----------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                              1998        1997        1996       1995       1994
------------------------------------------------------------ -------    --------    --------    -------    -------
Net asset value, beginning of year.......................... $ 17.51    $  16.87    $  13.44    $ 13.26    $ 13.30
                                                             -------    --------    --------    -------    -------
Income from investment operations
     Net investment income..................................    1.17        1.10        1.02       0.88       0.83
     Net realized and unrealized gain/(loss) on
        investments.........................................   (3.36)       2.38        3.42       0.26       0.01
                                                             -------    --------    --------    -------    -------
           Total from investment operations.................   (2.19)       3.48        4.44       1.14       0.84
                                                             -------    --------    --------    -------    -------
Less dividends and distributions to shareholders from:
     Net investment income..................................   (0.74)      (0.96)      (0.96)     (0.67)     (0.47)
     Net realized gain on investments.......................   (2.05)      (1.88)      (0.05)        --         --
     Tax return of capital..................................   (0.18)         --          --      (0.29)     (0.41)
                                                             -------    --------    --------    -------    -------
           Total from dividends and distributions to
             shareholders...................................   (2.97)      (2.84)      (1.01)     (0.96)     (0.88)
                                                             -------    --------    --------    -------    -------
           Net increase/(decrease) in net asset value.......   (5.16)       0.64        3.43       0.18      (0.04)
                                                             -------    --------    --------    -------    -------
Net asset value, end of year................................ $ 12.35    $  17.51    $  16.87    $ 13.44    $ 13.26
                                                             -------    --------    --------    -------    -------
                                                             -------    --------    --------    -------    -------
Market value, end of year................................... $ 12.81    $  17.75    $  16.50    $13.375    $12.375
                                                             -------    --------    --------    -------    -------
                                                             -------    --------    --------    -------    -------
------------------------------------------------------------------------------------------------------------------
TOTAL MARKET VALUE RETURN(a)................................ - 12.20%     +24.96%     +32.37%    +16.38%    - 2.32%
                                                             -------    --------    --------    -------    -------
                                                             -------    --------    --------    -------    -------
TOTAL NET ASSET VALUE RETURN(a)............................. - 14.21%     +20.57%     +34.68%     +9.14%     +6.45%
                                                             -------    --------    --------    -------    -------
                                                             -------    --------    --------    -------    -------
------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (in thousands)............... $91,386    $129,552    $124,806    $99,425    $98,136
                                                             -------    --------    --------    -------    -------
                                                             -------    --------    --------    -------    -------
     Ratio of expenses to average weekly net assets (before
        expense reduction)..................................    1.14%       1.22%       1.20%      1.25%      1.35%
                                                             -------    --------    --------    -------    -------
                                                             -------    --------    --------    -------    -------
     Ratio of expenses to average weekly net assets (net of
        expense reduction)..................................    1.12%       1.17%       1.16%      1.23%      1.31%
                                                             -------    --------    --------    -------    -------
                                                             -------    --------    --------    -------    -------
     Ratio of net investment income to average weekly net
        assets (before expense reduction)...................    7.35%       6.12%       7.16%      6.78%      6.14%
                                                             -------    --------    --------    -------    -------
                                                             -------    --------    --------    -------    -------
     Ratio of net investment income to average weekly net
        assets (net of expense reduction)...................    7.37%       6.17%       7.21%      6.79%      6.19%
                                                             -------    --------    --------    -------    -------
                                                             -------    --------    --------    -------    -------
     Portfolio turnover rate................................      76%         41%         31%        51%        65%
                                                             -------    --------    --------    -------    -------
                                                             -------    --------    --------    -------    -------

------------
 (a) Total market value return is computed based upon the New York Stock Exchange market price of the Fund's shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total net asset value return measures the changes in value over the period indicated taking into account reinvested dividends.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

     Cohen & Steers Total Return Realty Fund, Inc. (the 'Fund') was incorporated under the laws of the State of Maryland on September 4, 1992 and is registered under the Investment Company Act of 1940 (the 'Act'), as amended, as a closed-end, non-diversified management investment company. The Fund had no operations until September 13, 1993 when it sold 7,100 shares of common stock for $100,110 to Cohen & Steers Capital Management, Inc. (the 'Adviser'). Investment operations commenced on September 27, 1993. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

     Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day.

     Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') National Market System are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

     Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ, the National Quotations Bureau or such other comparable sources as the Board of Directors deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.

     Short-term debt securities, which have a maturity of 60 days or less, are valued at amortized cost which approximates value.

     Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for accounting and tax purposes. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

     Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid monthly. A portion of the Fund's dividend may consist of amounts in excess of net investment income derived from non-taxable components of the dividends from the Fund's portfolio investments. As a result, the Fund had a return of capital of $1,325,146 ($0.18 per share), for the period ended December 31, 1998, which has been deducted from paid-in capital. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Distributions to shareholders are recorded on the ex-dividend date.

     Dividends from net investment income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations which may differ from generally accepted accounting principles. During the year ended December 31, 1998, the Fund decreased undistributed net investment income by $3,214,983 and decreased accumulated net realized loss on investments sold by $3,214,983. These differences are primarily due to return of capital and capital gain distributions received by the Fund on portfolio securities.

     Federal Income Taxes: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for Federal income or excise tax is necessary.

     Organization Costs: All costs incurred in connection with organizing and establishing the Fund are being amortized on the straight-line basis over a period of five years from the date on which the Fund commenced operations. For the year ended December 31, 1998, the Fund amortized $9,431 in organization costs.

     Borrowings and Leverage: The Fund may borrow for leveraging purposes when an investment opportunity arises but the Adviser believes that it is not appropriate to liquidate any existing investments. The Fund will only borrow when the Adviser believes that the cost of borrowing to carry the assets to be acquired through leverage will be lower than the return earned by the Fund on its longer-term portfolio investments. Should the differential between interest rates on borrowed funds and the return from investment assets purchased with such funds narrow, the Fund would realize less of a positive return, with the additional risk that, during periods of adverse market conditions, the market value of the Fund's entire portfolio holdings (including those acquired through leverage) may decline far in excess of incremental returns the Fund may have achieved in the interim.

NOTE 2. INVESTMENT ADVISORY FEES, ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

     Investment Advisory Fees: Cohen & Steers Capital Management, Inc. (the 'Advisor') serves as the investment adviser to the Fund, pursuant to an Advisory Agreement (the 'Advisory Agreement'). The Advisor is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular investment rests with the Adviser, subject to review by the Board of Directors and the applicable provisions of the Act. For the services provided pursuant to the Advisory Agreement, the Adviser is entitled

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED) to receive a fee, computed weekly and payable monthly at an annual rate of 0.70% of the Fund's average weekly net assets. For the year ended December 31, 1998, the Fund incurred investment advisory fees of $825,545.

     Administrative Fees: Princeton Administrators, L.P., ('the Administrator') serves as the administrator pursuant to an Administration Agreement, as amended with the Fund. Under such Agreement, the Administrator generally assists in certain aspects of the Fund's operations, other than providing investment advice, subject to the overall authority of the Fund's Board of Directors. The Administrator determines the Fund's net asset value daily, prepares such figures for publication on a daily basis, maintains certain books and records that are not maintained by the Adviser, custodian or transfer agent, assists in the preparation of financial information for the Fund's income tax returns, proxy statements, and stockholder reports.

     Under the terms of the Administration Agreement, the Fund has agreed to pay a fee computed weekly and payable monthly, at an annual rate of 0.15% of the Fund's average weekly net assets subject to a monthly minimum of $12,500. For the year ended December 31, 1998, the Fund incurred administrative fees of $176,845.

     Director's Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the Adviser. None of the directors and officers so affiliated received compensation for their services. Fees and related expenses accrued for non-affiliated directors totaled $31,499 for the year ended December 31, 1998.

NOTE 3. PURCHASES AND SALES OF SECURITIES

     Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 1998, totaled $87,910,735 and $103,502,356, respectively.

     At December 31, 1998, the cost and unrealized depreciation in value of the investments owned by the Fund are as follows:

Aggregated cost............................................................  $110,145,766
                                                                             ------------
Gross unrealized appreciation..............................................  $  1,735,667
Gross unrealized depreciation..............................................    (6,410,903)
                                                                             ------------
Net unrealized depreciation................................................  $ (4,675,236)
                                                                             ------------
                                                                             ------------

NOTE 4. COMMON STOCK

     At December 31, 1998, the Fund has one class of common stock, par value $0.001 per share, of which 100 million shares are authorized and 7,399,100 shares are outstanding. Cohen & Steers Capital Management, Inc. owned 10,979 shares.

NOTE 5. SUBSEQUENT EVENTS

     On January 4, 1999 the Board of Directors on the Fund declared a dividend of $0.08 per share payable on January 29, 1999 to shareholders of record on January 15, 1999.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
                  NOTES TO FINANCIAL STATEMENTS -- (CONCLUDED)

NOTE 6. BORROWINGS

     The Fund has entered into a Line of Credit Agreement with State Street Bank & Trust Company for $15,000,000. At December 31, 1998, there were no loans outstanding. During the year ended December 31, 1998, the average daily balance of loans outstanding was $1,068,835 at a weighted average interest rate of 6.52%. The maximum amount of loans outstanding at any time during the year ended was $2,961,887 on February 5, 1998, which was 2.23% of total assets. The loan is collateralized by the Fund's portfolio.

NOTE 7. DIRECTED BROKERAGE ARRANGEMENTS

     The Adviser has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the year ended December 31, 1998, the Fund's expenses were reduced by $17,383 under this arrangement.

NOTE 8. SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED)

                                                         NET REALIZED AND          NET INCREASE
                    TOTAL                NET                UNREALIZED             IN NET ASSETS
QUARTERLY        INVESTMENT           INVESTMENT            GAIN/(LOSS)              RESULTING             DIVIDENDS AND
PERIOD             INCOME               INCOME            ON INVESTMENTS          FROM OPERATIONS          DISTRIBUTIONS
------------  -----------------   ------------------   ---------------------   ---------------------   ---------------------
                           PER                  PER                    PER                     PER                     PER
FISCAL 1998     AMOUNT    SHARE     AMOUNT     SHARE      AMOUNT      SHARE       AMOUNT      SHARE       AMOUNT      SHARE
------------  ----------  -----   ----------   -----   ------------   ------   ------------   ------   ------------   ------
March 31....  $2,241,503  $0.30   $1,899,558   $0.26   $ (1,841,313)  $(0.25)  $     58,245   $ 0.01   $ (1,785,258)  $(0.24)
June 30.....   3,202,066   0.43    2,843,127    0.38     (7,833,821)   (1.06)    (4,990,694)   (0.68)    (1,775,712)   (0.24)
September
  30........   2,228,505   0.30    1,910,803    0.26     (9,818,779)   (1.33)    (7,907,976)   (1.07)    (1,775,716)   (0.24)
December
  31........   2,331,357   0.32    2,028,419    0.27     (5,369,304)   (0.72)    (3,340,885)   (0.45)   (16,647,897)   (2.25)
              ----------  -----   ----------   -----   ------------   ------   ------------   ------   ------------   ------
             $10,003,431  $1.35   $8,681,907   $1.17   $(24,863,217)  $(3.36)  $(16,181,310)  $(2.19)  $(21,984,583)  $(2.97)
              ----------  -----   ----------   -----   ------------   ------   ------------   ------   ------------   ------
              ----------  -----   ----------   -----   ------------   ------   ------------   ------   ------------   ------


QUARTERLY         NET ASSETS AT
PERIOD            END OF PERIOD
------------     ---------------------
                              PER
FISCAL 1998      AMOUNT      SHARE
------------  ------------   ------
March 31....  $127,825,148   $17.28
June 30.....   121,058,742    16.36
September
  30........   111,375,051    15.05
December
  31........    91,386,268    12.35


                           PER                  PER                    PER                     PER                     PER
FISCAL 1997     AMOUNT    SHARE     AMOUNT     SHARE      AMOUNT      SHARE       AMOUNT      SHARE       AMOUNT      SHARE
------------  ----------  -----   ----------   -----   ------------   ------   ------------   ------   ------------   ------
March 31....  $2,311,924  $0.31   $1,846,121   $0.25   $    (29,534)  $(0.01)  $  1,816,587   $ 0.25   $  1,775,726   $ 0.24
June 30.....   2,397,020   0.33    2,041,791    0.28      5,972,663     0.81      8,014,454     1.08      1,775,712     0.24
September
  30........   2,388,834   0.32    2,023,699    0.27     10,357,370     1.40     12,381,069     1.67      1,775,716     0.24
December
  31........   2,554,452   0.35    2,197,699    0.30      1,349,433     0.18      3,547,132     0.48     15,686,049     2.12
              ----------  -----   ----------   -----   ------------   ------   ------------   ------   ------------   ------
              $9,652,230  $1.31   $8,109,310   $1.10   $ 17,649,932   $ 2.38   $ 25,759,242   $ 3.48   $ 21,013,203   $ 2.84
              ----------  -----   ----------   -----   ------------   ------   ------------   ------   ------------   ------
              ----------  -----   ----------   -----   ------------   ------   ------------   ------   ------------   ------


                              PER
FISCAL 1997      AMOUNT      SHARE
------------  ------------   ------
March 31....  $124,846,983   $16.87
June 30.....   131,085,725    17.72
September
  30........   141,691,079    19.15
December
  31........   129,552,161    17.51

        Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of Cohen & Steers Total Return Realty Fund, Inc.:

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statement of operations, statements of changes in net assets and financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Total Return Realty Fund, Inc. (the 'Fund') at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                                 PricewaterhouseCoopers LLP

New York, New York
January 29, 1999

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                           DIVIDEND REINVESTMENT PLAN

     The Fund has a Dividend Reinvestment Plan (the 'Plan'). Each shareholder may elect to have all distributions of dividends and capital gains automatically reinvested in additional shares by State Street Bank & Trust Company (the 'Plan Agent'), as agent for shareholders pursuant to the Plan. The Plan Agent will effect purchases of shares under the Plan in the open market. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

     The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or makes a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Fund will not issue any new shares in connection with the Plan.

     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account, or the Plan Agent will sell the participant's shares and send the participant the proceeds less a service fee and brokerage commissions.

     The Plan Agent maintains each shareholder's account in the Plan and furnishes written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the participant. Proxy material relating to shareholders' meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

     If shares are held in the name of a brokerage firm, bank, or other nominee, shareholders should contact the nominee to see if it will participate in the Plan on their behalf. If shareholders wish to participate in the Plan, but their brokerage firm, bank or other nominee is unable to participate on their behalf, they should request to reregister shares in their own name, which will enable participation in the Plan.

     The Plan Agent's fees for the handling of reinvestment of dividends and other distributions will be paid by the Fund. Each participant will pay a pro rata of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting dividends or capital gain distributions.

     The automatic reinvestment of dividends and other distributions will not relieve participants of any income tax that may be payable or required to be withheld on such dividends or distributions.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days' written notice to all shareholders of the Fund. All correspondence concerning the Plan should be directed to the Plan Agent at State Street Bank and Trust Co., P.O. Box 8200, Boston, MA 02266-8200 (telephone 800-426-5523).

                               ADDITIONAL INFORMATION

     During the period, there have been no material changes in the Fund's investment objectives or fundamental policies that have not been approved by the shareholders. There have been no changes in the Fund's charter or By-Laws that would delay or prevent a change in control of the Fund which have not been approved by shareholders. There have been no changes in the principal risk factors associated with the investment in the Fund. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund's portfolio.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

OFFICERS AND DIRECTORS                     INVESTMENT ADVISER
                                           Cohen & Steers Capital Management, Inc.
Robert H. Steers                           757 Third Avenue
Director and Chairman                      New York, NY 10017
                                           (212) 832-3232
Martin Cohen
Director and President                     FUND ADMINISTRATOR
                                           Princeton Administrators, L.P.
Gregory C. Clark                           P.O. Box 9095
Director                                   Princeton, NJ 08543-9095
                                           1-800-543-6217
George Grossman
Director                                   CUSTODIAN AND TRANSFER AGENT
                                           State Street Bank and Trust Company
Jeffrey H. Lynford                         P.O. Box 8200
Director                                   Boston, MA 02266-8200

Willard H. Smith, Jr.                      LEGAL COUNSEL
Director                                   Dechert Price & Rhoads
                                           1775 Eye Street, NW
Elizabeth O. Reagan                        Washington, DC 20006
Vice President

Adam Derechin                              New York Stock Exchange Symbol: RFI
Vice President and Assistant Treasurer     Website: www.cohenandsteers.com

                                           This report is for shareholder information. This is not
                                           a prospectus intended for use in the purchase or sale
                                           of Fund shares.


-------------------------------------------------------------------------------
                                       19

                                 COHEN & STEERS
                            TOTAL RETURN REALTY FUND
                            ------------------------
                                 ANNUAL REPORT
                               DECEMBER 31, 1998


COHEN & STEERS
TOTAL RETURN REALTY FUND
757 THIRD AVENUE
NEW YORK, NY 10017



                           STATEMENT OF DIFFERENCES
                           ------------------------

The division sign shall be expressed as .......................... [div]